Exhibit 10.13

AMENDED AND SUBSTITUTE REVOLVING NOTE

$2,706,766.92	October 1, 2006

FOR VALUE RECEIVED, each of the undersigned, BODY SHOP OF AMERICA, INC., a Florida corporation (“BSOA”), and CATALOGUE VENTURES, INC., a Florida corporation (“CV”; CV and BSOA are hereinafter sometimes referred to individually as a “Borrower” and collectively as “Borrowers”), hereby jointly and severally and unconditionally promises to pay to the order of CHURCHILL FINANCIAL CAYMAN LTD. (“Lender”), at the Administrative Agent’s (as hereinafter defined) office at One North Franklin Street, Suite 3500, Chicago, IL 60606, or at such other place as the Administrative Agent may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of TWO MILLION SEVEN HUNDRED SIX THOUSAND SEVEN HUNDRED SIXTY-SIX AND 92/100 DOLLARS ($2,706,766.92), or, if less, the aggregate unpaid principal amount of all Revolving Loans made pursuant to Article 2 of the Financing Agreement (as hereinafter defined), at such times as are specified in, and in accordance with the provisions of, the Financing Agreement. This Amended and Substitute Revolving Note (this “Revolving Note”) is executed and delivered pursuant to that certain Financing Agreement of even date herewith (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the “Financing Agreement”) by and, among Borrowers, each Person listed as a “Guarantor” on the signature pages thereto, Dymas Funding Company, LLC, as administrative agent (the “Administrative Agent”) for the benefit of all Lenders, Churchill Financial Cayman Ltd., as Syndication Agent, NewStar Financial, Inc., as Documentation Agent, and the financial institutions who are parties thereto (the “Lenders”), to which reference is hereby made for a statement of the terms and conditions under which the Revolving Loan evidenced hereby was made and is to be repaid. All terms which are capitalized and used herein (which are not otherwise specifically defined herein) and which are defined in the Financing Agreement shall be used in this Revolving Note as defined in the Financing Agreement. This Revolving Note is secured by the Collateral.

Each Borrower jointly and severally further promises to pay interest on the outstanding unpaid principal amount hereof, as provided in the Financing Agreement, from the date hereof until payment in full hereof at the applicable rate specified in subsection 2.04(a) of the Financing Agreement; provided, however, that if the Administrative Agent or Required Lenders so elect, following the occurrence and during the continuance of an Event of Default, each Borrower promises to pay to Lender interest on the unpaid principal amount hereof at the applicable rate specified in subsection 2.04(c) of the Financing Agreement. Interest shall be payable in arrears on each Interest Payment Date, on the date of any prepayment in full and at maturity, whether by acceleration, demand or otherwise, or as otherwise required by the Financing Agreement.

If a payment hereunder becomes due and payable on a day that is not a Business Day, the payment may be made on the next succeeding Business Day, and such extension of time shall be included in the computation of the amount of interest due on such succeeding Business Day. Anything herein to the contrary notwithstanding, the obligations of Borrowers hereunder shall be subject to the limitation that payments of interest shall not be required, for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by Lender would be contrary to the provisions of any law applicable to Lender limiting the highest rate of interest which may be lawfully contracted for, charged or received by Lender, and in such event Borrowers shall pay Lender interest at the Highest Lawful Rate.

If any suit or action is instituted or attorneys are employed to collect this Revolving Note or any part thereof, each Borrower hereby promises and agrees to pay all costs of collection, including attorneys’ fees and court costs.

Each Borrower and each endorser, guarantor and surety of this Revolving Note hereby waives presentment for payment, protest and demand, and notice of demand, protest, dishonor and nonpayment of this Revolving Note. Except as provided in the Financing Agreement, each Borrower also waives all rights to notice and hearing of any kind upon the occurrence of an Event of Default and prior to the exercise by the Administrative Agent of its rights to repossess the Collateral without judicial process or to replevy, attach or levy upon the Collateral without notice or hearing.

THIS REVOLVING NOTE HAS BEEN DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE AT NEW YORK CITY, NEW YORK AND SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS.  Whenever possible each provision of this Revolving Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Revolving Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Revolving Note. Whenever in this Revolving Note reference is made to the Administrative Agent, Lender or Borrowers, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this Revolving Note shall be binding upon and shall inure to the benefit of such successors and assigns. Borrowers’ successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for any or each Borrower.

The obligations, covenants and agreements of Borrowers hereunder shall be the joint and several obligations, covenants and agreements of each Borrower.

This Revolving Note is a registered note and, as provided in and subject to the terms of the Financing Agreement, may be transferred in whole or in part only as provided therein. All payments hereunder shall be made to the registered owner of this Revolving Note as set forth in the Register maintained under subsection 11.06(d) of the Financing Agreement.

It is expressly understood and agreed by Borrowers that (i) the principal balance of this Revolving Note includes certain Obligations hitherto evidenced by that certain Revolving Note of even date herewith (“Existing Note”) executed by Body Central Acquisition Corp., a Delaware corporation, in favor of Lender and (ii) to the extent any of such Obligations are included in the principal balance of this Revolving Note, this Revolving Note (a) merely re-evidences such Obligations, (b) is given in substitution for, and not in payment of, the Existing Note and (c) is in no way intended, and shall not be deemed or construed, to constitute a novation of the Existing Note.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, Borrowers have executed this Amended and Substitute Revolving Note as of the date first above written.

BODY SHOP OF AMERICA, INC., a Florida corporation

By:	/s/ George Kolber
Name:	George Kolber
Title:	President

CATALOGUE VENTURES, INC., a Florida corporation

By:	/s/ George Kolber
Name:	George Kolber
Title:	President

AMENDED AND SUBSTITUTE TERM LOAN A NOTE

$4,962,406.01	October 1, 2006

FOR VALUE RECEIVED, each of the undersigned, BODY SHOP OF AMERICA, INC., a Florida corporation (“BSOA”), and CATALOGUE VENTURES, INC., a Florida corporation (“CV”; CV and BSOA are hereinafter sometimes referred to individually as a “Borrower” and collectively as “Borrowers”), hereby jointly and severally and unconditionally promises to pay to the order of CHURCHILL FINANCIAL CAYMAN LTD. (“Lender”), at the Administrative Agent’s (as hereinafter defined) office at One North Franklin Street, Suite 3500, Chicago, IL 60606, or at such other place as the Administrative Agent may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of FOUR MILLION NINE HUNDRED SIXTY-TWO THOUSAND FOUR HUNDRED SIX AND 01/100 DOLLARS ($4,962,406.01), or, if less, the aggregate unpaid principal amount of the Term Loan A made to Borrowers by Lender pursuant to Article 2 of the Financing Agreement (as hereinafter defined), at such times as are specified in, and in accordance with the provisions of, the Financing Agreement. This Amended and Substitute Term Loan A Note (this “Term Note”) is executed and delivered pursuant to that certain Financing Agreement of even date herewith (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the “Financing Agreement”), by and among Borrowers, each Person listed as a “Guarantor” on the signature pages thereto, Dymas Funding Company, LLC, as administrative agent (the “Administrative Agent”) for the benefit of all Lenders, Churchill Financial Cayman Ltd., as Syndication Agent, NewStar Financial, Inc., as Documentation Agent, and the financial institutions who are parties thereto (the “Lenders”), to which reference is hereby made for a statement of the terms and conditions under which the Term Loan A evidenced hereby was made and is to be repaid. All terms which are capitalized and used herein (which are not otherwise specifically defined herein) and which are defined in the Financing Agreement shall be used in this Term Note as defined in the Financing Agreement. This Term Note is secured by the Collateral.

Each Borrower jointly and severally further promises to pay interest on the outstanding unpaid principal amount hereof, as provided in the Financing Agreement, from the date hereof until payment in full hereof at the applicable rate specified in subsection 2.04(b) of the Financing Agreement; provided, however, that if the Administrative Agent or Required Lenders so elect, following the occurrence and during the continuance of an Event of Default, each Borrower promises to pay to Lender interest on the unpaid principal amount hereof at the applicable rate specified in subsection 2.04(c) of the Financing Agreement. Interest shall be payable in arrears on each Interest Payment Date, on the date of any prepayment in full and at maturity, whether by acceleration, demand or otherwise, or as otherwise required by the Financing Agreement.

If a payment hereunder becomes due and payable on a day that is not a Business Day, the payment may be made on the next succeeding Business Day, and such extension of time shall be included in the computation of the amount of interest due on such succeeding Business Day. Anything herein to the contrary notwithstanding, the obligations of Borrowers hereunder shall be subject to the limitation that payments of interest shall not be required, for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by Lender would be contrary to the provisions of any law applicable to Lender limiting the highest rate of interest which may be lawfully contracted for, charged or received by Lender, and in such event Borrowers shall pay Lender interest at the Highest Lawful Rate.

If any suit or action is instituted or attorneys are employed to collect this Term Note or any part thereof, each Borrower hereby promises and agrees to pay all costs of collection, including attorneys’ fees and court costs.

Each Borrower and each endorser, guarantor and surety of this Term Note hereby waives presentment for payment, protest and demand, and notice of demand, protest, dishonor and nonpayment of this Term Note. Except as provided in the Financing Agreement, each Borrower also waives all rights to notice and hearing of any kind upon the occurrence of an Event of Default and prior to the exercise by the Administrative Agent of its rights to repossess the Collateral without judicial process or to replevy, attach or levy upon the Collateral without notice or hearing.

THIS TERM NOTE HAS BEEN DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE AT NEW YORK CITY, NEW YORK AND SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS.  Whenever possible each provision of this Term Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Term Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Term Note. Whenever in this Term Note reference is made to the Administrative Agent, Lender or Borrowers, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this Term Note shall be binding upon and shall inure to the benefit of such successors and assigns. Borrowers’ successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for any or each Borrower.

The obligations, covenants and agreements of Borrowers hereunder shall be the joint and several obligations, covenants and agreements of each Borrower.

This Term Note is a registered note and, as provided in and subject to the terms of the Financing Agreement, may be transferred in whole or in part only as provided therein. All payments hereunder shall be made to the registered owner of this Term Note as set forth in the Register maintained under subsection 11.06(d) of the Financing Agreement.

It is expressly understood and agreed by Borrowers that (i) the principal balance of this Term Note includes certain Obligations hitherto evidenced by that certain Term Loan A Note of even date herewith (“Existing Note”) executed by Body Central Acquisition Corp., a Delaware corporation, in favor of Lender and (ii) to the extent any of such Obligations are included in the principal balance of this Term Note, this Term Note (a) merely re-evidences such Obligations, (b) is given in substitution for, and not in payment of, the Existing Note and (c) is in no way intended, and shall not be deemed or construed, to constitute a novation of the Existing Note.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, Borrowers have executed this Amended and Substitute Revolving Note as of the date first above written.

BODY SHOP OF AMERICA, INC., a Florida corporation

By:	/s/ George Kolber
Name:	George Kolber
Title:	President

CATALOGUE VENTURES, INC., a Florida corporation

By:	/s/ George Kolber
Name:	George Kolber
Title:	President

AMENDED AND SUBSTITUTE TERM LOAN B NOTE

$4,330,827.07	October 1, 2006

FOR VALUE RECEIVED, each of the undersigned, BODY SHOP OF AMERICA, INC., a Florida corporation (“BSOA”), and CATALOGUE VENTURES, INC., a Florida corporation (“CV”; CV and BSOA are hereinafter sometimes referred to individually as a “Borrower” and collectively as “Borrowers”), hereby jointly and severally and unconditionally promises to pay to the order of CHURCHILL FINANCIAL CAYMAN LTD. (“Lender”), at the Administrative Agent’s (as hereinafter defined) office at One North Franklin Street, Suite 3500, Chicago, IL 60606, or at such other place as the Administrative Agent may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of FOUR MILLION THREE HUNDRED THIRTY THOUSAND EIGHT HUNDRED TWENTY-SEVEN AND 07/100 DOLLARS ($4,330,827.07), or, if less, the aggregate unpaid principal amount of the Term Loan B made to Borrowers by Lender pursuant to Article 2 of the Financing Agreement (as hereinafter defined), at such times as are specified in, and in accordance with the provisions of, the Financing Agreement. This Amended and Substitute Term Loan B Note (this “Term Note”) is executed and delivered pursuant to that certain Financing Agreement of even date herewith (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the “Financing Agreement”), by and among Borrowers, each Person listed as a “Guarantor” on the signature pages thereto, Dymas Funding Company, LLC, as administrative agent (the “Administrative Agent”) for the benefit of all Lenders, Churchill Financial Cayman Ltd., as Syndication Agent, NewStar Financial, Inc., as Documentation Agent, and the financial institutions who are parties thereto (the “Lenders”), to which reference is hereby made for a statement of the terms and conditions under which the Term Loan B evidenced hereby was made and is to be repaid. All terms which are capitalized and used herein (which are not otherwise specifically defined herein) and which are defined in the Financing Agreement shall be used in this Term Note as defined in the Financing Agreement. This Term Note is secured by the Collateral.

Each Borrower jointly and severally further promises to pay interest on the outstanding unpaid principal amount hereof, as provided in the Financing Agreement, from the date hereof until payment in full hereof at the applicable rate specified in subsection 2.04(b) of the Financing Agreement; provided, however, that if the Administrative Agent or Required Lenders so elect, following the occurrence and during the continuance of an Event of Default, each Borrower promises to pay to Lender interest on the unpaid principal amount hereof at the applicable rate specified in subsection 2.04(c) of the Financing Agreement. Interest shall be payable in arrears on each Interest Payment Date, on the date of any prepayment in full and at maturity, whether by acceleration, demand or otherwise, or as otherwise required by the Financing Agreement.

If a payment hereunder becomes due and payable on a day that is not a Business Day, the payment may be made on the next succeeding Business Day, and such extension of time shall be included in the computation of the amount of interest due on such succeeding Business Day. Anything herein to the contrary notwithstanding, the obligations of Borrowers hereunder shall be subject to the limitation that payments of interest shall not be required, for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by Lender would be contrary to the provisions of any law applicable to Lender limiting the highest rate of interest which may be lawfully contracted for, charged or received by Lender, and in such event Borrowers shall pay Lender interest at the Highest Lawful Rate.

If any suit or action is instituted or attorneys are employed to collect this Term Note or any part thereof, each Borrower hereby promises and agrees to pay all costs of collection, including attorneys’ fees and court costs.

Each Borrower and each endorser, guarantor and surety of this Term Note hereby waives presentment for payment, protest and demand, and notice of demand, protest, dishonor and nonpayment of this Term Note. Except as provided in the Financing Agreement, each Borrower also waives all rights to notice and hearing of any kind upon the occurrence of an Event of Default and prior to the exercise by the Administrative Agent of its rights to repossess the Collateral without judicial process or to replevy, attach or levy upon the Collateral without notice or hearing.

THIS TERM NOTE HAS BEEN DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE AT NEW YORK CITY, NEW YORK AND SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS.  Whenever possible each provision of this Term Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Term Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Term Note. Whenever in this Term Note reference is made to the Administrative Agent, Lender or Borrowers, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this Term Note shall be binding upon and shall inure to the benefit of such successors and assigns. Borrowers’ successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for any or each Borrower.

The obligations, covenants and agreements of Borrowers hereunder shall be the joint and several obligations, covenants and agreements of each Borrower.

This Term Note is a registered note and, as provided in and subject to the terms of the Financing Agreement, may be transferred in whole or in part only as provided therein. All payments hereunder shall be made to the registered owner of this Term Note as set forth in the Register maintained under subsection 11.06(d) of the Financing Agreement.

It is expressly understood and agreed by Borrowers that (i) the principal balance of this Term Note includes certain Obligations hitherto evidenced by that certain Term Loan B Note of even date herewith (“Existing Note”) executed by Body Central Acquisition Corp., a Delaware corporation, in favor of Lender and (ii) to the extent any of such Obligations are included in the principal balance of this Term Note, this Term Note (a) merely re-evidences such Obligations, (b) is given in substitution for, and not in payment of, the Existing Note and (c) is in no way intended, and shall not be deemed or construed, to constitute a novation of the Existing Note.

IN WITNESS WHEREOF, Borrowers have executed this Amended and Substitute Revolving Note as of the date first above written.

BODY SHOP OF AMERICA, INC., a Florida corporation

By:	/s/ George Kolber
Name:	George Kolber
Title:	President

CATALOGUE VENTURES, INC., a Florida corporation

By:	/s/ George Kolber
Name:	George Kolber
Title:	President